<On EquiTrust Letterhead>

February 27, 2009


Dear EquiTrust Customer:

As a valued EquiTrust variable product owner, we are pleased to provide you with the annual reports for the investment options you have selected under your EquiTrust contract(s) or policy(s). Because some fund families combine their fund reports into one document, you may receive additional reports for investment options you are not invested in.

These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2008. The performance information shown in the annual reports does not reflect product charges. Also included with your report is performance information for the period ended January 31, 2009 and the quarter ending December 31, 2008 reflecting applicable product charges.

As always, remember past performance cannot predict or guarantee future returns.

If you have received this information on a CD-ROM, you may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting us in writing at the address listed below or by calling us toll-free at 1-888-349-4656.

If you presently receive paper copies of your prospectus, annual and semi-annual reports but wish to receive them on CD-ROM in the future, please call 1-888-349-4656.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s),or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your representative.

We appreciate and value your business and look forward to serving you again in the future.


EquiTrust Life Insurance Company












LET




<On EquiTrust Letterhead>

February 27, 2009


Dear EquiTrust Customer:

As a valued EquiTrust variable product owner, we are pleased to provide you with the annual reports for the investment options you have selected under your EquiTrust contract(s) or policy(s). Because some fund families combine their fund reports into one document, you may receive additional reports for investment options you are not invested in.

These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2008. The performance information shown in the annual reports does not reflect product charges. Also included with your report is performance information for the period ended January 31, 2009 and the quarter ending December 31, 2008 reflecting applicable product charges.

As always, remember past performance cannot predict or guarantee future returns.

If you have received this information on a CD-ROM, you may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting us in writing at P.O. Box 9253, Des Moines IA 50306-9253 or by calling us toll-free at 1-877-249-3689.

If you presently receive paper copies of your prospectus, annual and semi-annual reports but wish to receive them on CD-ROM in the future, please call 1-888-249-3689.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your representative.

We appreciate and value your business and look forward to serving you again in the future.


EquiTrust Life Insurance Company












LUFF